SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2003

Coeur d’Alene Mines Corporation

(Exact Name of Registrant as Specified in Charter)

Idaho	1-8641	82-0109423

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”, Coeur d’Alene, Idaho	83816

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(208) 667-3511

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX

Item 5. Other Events.

     On June 20, 2003, Coeur d’Alene Mines Corporation, an Idaho corporation (the “Company”), sold 1,219,512 shares of its common stock to an institutional investor for aggregate proceeds of $1.5 million, or $1.23 per share, pursuant to an option the Company granted the investor in a Common Stock Purchase Agreement, dated as of May 23, 2003 (the “Purchase Agreement”). The Company offered and issued the shares to the investor under the Company’s shelf registration statement and a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) on May 23, 2003.

     The Purchase Agreement is included as Exhibit 10.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit

Exhibit No.	Description

10.1	Common Stock Purchase Agreement, dated as of May 23, 2003, by and between the Company and the person signatory thereto (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated May 23, 2003, incorporated herein by reference).

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: June 23, 2003	By:	/s/ James A. Sabala

Name: James A. Sabala Title: Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Common Stock Purchase Agreement, dated as of May 23, 2003, by and between the Company and the person signatory thereto (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated May 23, 2003, incorporated herein by reference).

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